UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2012

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2

(Exact name of Registrant as specified in its charter)

Massachusetts	811-22374	27-1676949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	333 West Wacker Drive, Chicago, Illinois	60606
	(Address of principal executive offices)	(Zip Code)

(800) 257-8787

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On August 21, 2012, Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, Inc., the Registrant’s investment advisor, will conduct a conference call discussing an overview and outlook of the mortgage-backed securities market, as well as reviewing the Registrant’s investment strategy and performance. A copy of the script for the conference call is filed as Exhibit 99.1 to this report. Mortgage-backed securities are the primary investment focus of the Registrant. Leading the discussion will be Mike Garrett, Senior Vice President and Fixed Income Portfolio Manager from Wellington Management Company (“Wellington”) and Dave Lamb, Senior Vice President, Financial Modeling and Analysis from Nuveen Investments. Wellington serves as the sub-adviser for the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Script for Conference Call of August 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Mortgage Opportunity Term Fund 2

Date: August 21, 2012	By:	/s/ Kevin J. McCarthy
		Name:	Kevin J. McCarthy
		Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Script for Conference Call of August 21, 2012

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